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                               AMENDMENT NO. 14
                          TO THE AMENDED AND RESTATED
                           MASTER DISTRIBUTION PLAN

                               (Class R Shares)

   The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 14, 2006, as follows:

   WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Floating Rate Fund;

   NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A
                                      TO
                           THE AMENDED AND RESTATED
                           MASTER DISTRIBUTION PLAN
                               (CLASS R SHARES)

                        (DISTRIBUTION AND SERVICE FEES)

   The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                           Minimum
                                            Asset
                                            Based  Maximum  Maximum
                                            Sales  Service Aggregate
            AIM COUNSELOR SERIES TRUST     Charge    Fee      Fee
            --------------------------     ------- ------- ---------
            Portfolio - Class R Shares

            AIM Floating Rate Fund          0.25%   0.25%    0.50%
            AIM Structured Core Fund        0.25%   0.25%    0.50%
            AIM Structured Growth Fund      0.25%   0.25%    0.50%
            AIM Structured Value Fund       0.25%   0.25%    0.50%

                                           Minimum
                                            Asset
                                            Based  Maximum  Maximum
                                            Sales  Service Aggregate
            AIM EQUITY FUNDS               Charge    Fee      Fee
            ----------------               ------- ------- ---------
            Portfolio - Class R Shares

            AIM Capital Development Fund    0.25%   0.25%    0.50%
            AIM Charter Fund                0.25%   0.25%    0.50%
            AIM Constellation Fund          0.25%   0.25%    0.50%
            AIM Diversified Dividend Fund   0.25%   0.25%    0.50%
            AIM Large Cap Basic Value Fund  0.25%   0.25%    0.50%
            AIM Large Cap Growth Fund       0.25%   0.25%    0.50%

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                                                 Minimum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM FUNDS GROUP                             Charge    Fee      Fee
     ---------------                             ------- ------- ---------
     Portfolio - Class R Shares

     AIM Basic Balanced Fund                      0.25%   0.25%    0.50%
     AIM Mid Cap Basic Value Fund                 0.25%   0.25%    0.50%
     AIM Small Cap Equity Fund                    0.25%   0.25%    0.50%

                                                 Minimum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM GROWTH SERIES                           Charge    Fee      Fee
     -----------------                           ------- ------- ---------
     Portfolio - Class R Shares

     AIM Basic Value Fund                         0.25%   0.25%    0.50%
     AIM Conservative Allocation Fund             0.25%   0.25%    0.50%
     AIM Global Equity Fund                       0.25%   0.25%    0.50%
     AIM Growth Allocation Fund                   0.25%   0.25%    0.50%
     AIM Income Allocation Fund                   0.25%   0.25%    0.50%
     AIM International Allocation Fund            0.25%   0.25%    0.50%
     AIM Mid Cap Core Equity Fund                 0.25%   0.25%    0.50%
     AIM Moderate Allocation Fund                 0.25%   0.25%    0.50%
     AIM Moderate Growth Allocation Fund          0.25%   0.25%    0.50%
     AIM Moderately Conservative Allocation Fund  0.25%   0.25%    0.50%
     AIM Small Cap Growth Fund                    0.25%   0.25%    0.50%

                                                 Minimum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM INTERNATIONAL MUTUAL FUNDS              Charge    Fee      Fee
     ------------------------------              ------- ------- ---------
     Portfolio - Class R Shares

     AIM European Growth Fund                     0.25%   0.25%    0.50%
     AIM International Core Equity Fund           0.25%   0.25%    0.50%
     AIM International Growth Fund                0.25%   0.25%    0.50%

                                                 Minimum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM INVESTMENT FUNDS                        Charge    Fee      Fee
     --------------------                        ------- ------- ---------
     Portfolio - Class R Shares

     AIM Enhanced Short Bond Fund                 0.25%   0.25%    0.50%
     AIM Trimark Endeavor Fund                    0.25%   0.25%    0.50%
     AIM Trimark Fund                             0.25%   0.25%    0.50%
     AIM Trimark Small Companies Fund             0.25%   0.25%    0.50%

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                                            Minimum
                                             Asset
                                             Based  Maximum  Maximum
                                             Sales  Service Aggregate
           AIM INVESTMENT SECURITIES FUNDS  Charge    Fee      Fee
           -------------------------------  ------- ------- ---------
           Portfolio - Class R Shares

           AIM Global Real Estate Fund       0.25%   0.25%    0.50%
           AIM Income Fund                   0.25%   0.25%    0.50%
           AIM Intermediate Government Fund  0.25%   0.25%    0.50%
           AIM Money Market Fund             0.25%   0.25%    0.50%
           AIM Real Estate Fund              0.25%   0.25%    0.50%
           AIM Short Term Bond Fund          0.25%   0.25%    0.50%
           AIM Total Return Bond Fund        0.25%   0.25%    0.50%

                                            Minimum
                                             Asset
                                             Based  Maximum  Maximum
                                             Sales  Service Aggregate
           AIM SECTOR FUNDS                 Charge    Fee      Fee
           ----------------                 ------- ------- ---------
           Portfolio - Class R Shares

           AIM Leisure Fund                  0.25%   0.25%    0.50%

                                            Minimum
                                             Asset
                                             Based  Maximum  Maximum
                                             Sales  Service Aggregate
           AIM STOCK FUNDS                  Charge    Fee      Fee
           ---------------                  ------- ------- ---------
           Portfolio - Class R Shares

           AIM Dynamics Fund                 0.25%   0.25%    0.50%"

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: April 14, 2006

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